Financial Supplement

Financial Information
as of March 31, 2008
(UNAUDITED)

The following supplement of information is provided to assist in your understanding of Platinum Underwriters Holdings, Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed with the SEC by Platinum Underwriters Holdings, Ltd., including the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Our Investors Relations Department can be reached at (441) 298-0760.

Platinum Underwriters Holdings, Ltd.
Overview
March 31, 2008

Address:

Platinum Underwriters Holdings, Ltd.
The Belvedere Building
69 Pitts Bay Road
Pembroke HM 08
Bermuda

Investor Information:

Lily Outerbridge
Vice President, Director of Investor Relations
Tel: (441) 298-0760
Fax: (441) 296-0528
Email: louterbridge@platinumre.com

Website:

www.platinumre.com

Publicly Traded Equity Securities:

Common Shares (NYSE: PTP)

Preferred Shares (NYSE: PTP.A)

Note on Non-GAAP Financial Measures:
In presenting the Company's results, management has included certain schedules containing financial measures that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP). Such measures, including segment underwriting income or loss, related underwriting ratios and fully converted book value per common share, are referred to as non-GAAP. These non-GAAP measures may be defined or calculated differently by other companies.  Management believes these measures, which are used to monitor the results of operations, assist in understanding the Company.  These measures should not be viewed as a substitute for those determined in accordance with GAAP.  Reconciliations of such measures to the most comparable GAAP figures such as income or loss before income tax expense or benefit and total shareholders’ equity are included within this financial supplement in accordance with Regulation G.

Safe Harbor Statement Regarding Forwarding-Looking Statements:
Management believes certain statements in this financial supplement may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "may," "should," "estimate," "expect," "anticipate," "intend," "believe," "predict," "potential," or words of similar import.  Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and risks, many of which are subject to change.  These uncertainties and risks include, but are not limited to, conducting operations in a competitive environment; our ability to maintain our A.M. Best Company, Inc. rating; significant weather-related or other natural or man-made disasters over which the Company has no control; the effectiveness of our loss limitation methods and pricing models; the adequacy of the Company's liability for unpaid losses and loss adjustment expenses; the availability of retrocessional reinsurance on acceptable terms; our ability to maintain our business relationships with reinsurance brokers; general political and economic conditions, including the effects of civil unrest, acts of terrorism, war or a prolonged U.S. or global economic downturn or recession; the cyclicality of the property and casualty reinsurance business; market volatility and interest rate and currency exchange rate fluctuation; tax, regulatory or legal restrictions or limitations applicable to the Company or the property and casualty reinsurance business generally; and changes in the Company's plans, strategies, objectives, expectations or intentions, which may happen at any time at the Company's discretion.  As a consequence, current plans, anticipated actions and future financial condition and results may differ from those expressed in any forward-looking statements made by or on behalf of the Company.  Additionally, forward-looking statements speak only as of the date they are made, and we undertake no obligation  to release publicly the results of any future revisions or updates we may make to forward-looking statements to reflect new information or circumstances after the date hereof or to reflect the occurrence of future events.

Platinum Underwriters Holdings, Ltd.
Table of Contents
March 31, 2008

Section:	Page:
Balance Sheet:
a. Condensed Consolidated Balance Sheets	3

Statements of Operations:
a. Consolidated Statements of Operations and Comprehensive Income - Summary	4
b. Consolidated Statements of Operations and Comprehensive Income - by Quarter	5

Earnings and Book Value Per Common Share Analysis:
a. Computation of Basic and Diluted Earnings Per Common Share - Summary	6
b. Computation of Basic and Diluted Earnings Per Common Share - by Quarter	7
c. Fully Converted Book Value Per Common Share	8

Cash Flow Statement:
a. Condensed Statements of Cash Flows - Summary	9
b. Condensed Statements of Cash Flows - by Quarter	10

Segment Data:
a. Segment Reporting - Three Month Summary	11
b. Property and Marine Segment - by Quarter	12
c. Casualty Segment - by Quarter	13
d. Finite Risk Segment - by Quarter	14

Net Premiums Written Data:
a. Net Premiums Written - Supplemental Information	15
b. Premiums by Line of Business - Three Month Summary	16

Other Company Data:
a. Key Ratios, Share Data, Ratings	17

Investments:
a. Investment Portfolio	18
b. Net Realized Gains (Losses) on Investments - by Country	19

Loss Reserves:
a. Analysis of Losses and LAE	20
b. Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions	21

Exposures:
a. Estimated Exposures to Peak Zone Property Catastrophe Losses	22

Platinum Underwriters Holdings, Ltd.
Condensed Consolidated Balance Sheets
March 31, 2008
(amounts in thousands, except per share amounts)

	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Assets
Investments	$3,215,266	3,371,348	3,602,120	3,485,673	$3,563,152
Cash, cash equivalents and short-term investments	1,169,762	1,090,155	805,132	927,324	811,951
Reinsurance premiums receivable	304,240	244,360	299,295	336,865	364,173
Accrued investment income	29,097	34,696	33,917	35,714	32,597
Reinsurance balances (prepaid and recoverable)	30,520	37,348	43,340	43,877	57,069
Deferred acquisition costs	68,084	70,508	82,602	83,078	84,538
Funds held by ceding companies	165,023	165,604	165,495	227,507	235,319
Other assets	61,664	64,731	168,279	58,544	53,162
Total assets	$5,043,656	5,078,750	5,200,180	5,198,582	$5,201,961

Liabilities
Unpaid losses and loss adjustment expenses	$2,410,227	2,361,038	2,363,274	2,393,672	$2,411,319
Unearned premiums	293,148	298,498	358,915	354,918	361,147
Debt obligations	250,000	250,000	292,840	292,840	292,840
Commissions payable	111,908	100,204	105,725	118,805	134,749
Other liabilities	49,265	70,633	75,740	47,321	64,623
Total liabilities	3,114,548	3,080,373	3,196,494	3,207,556	3,264,678

Total shareholders' equity	1,929,108	1,998,377	2,003,686	1,991,026	1,937,283

Total liabilities and shareholders' equity	$5,043,656	5,078,750	5,200,180	5,198,582	$5,201,961

Book value per common share (a)	$36.01	34.04	32.09	30.35	$29.58

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows: March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2008	March 31, 2007
Revenue
Net premiums earned	$301,851	$284,848
Net investment income	49,062	51,699
Net realized gains (losses) on investments	45	(18)
Other income (expense)	2,021	(780)

Total revenue	352,979	335,749

Expenses
Net losses and LAE	160,203	181,913
Net acquisition expenses	60,542	48,120
Other underwriting expenses	15,701	17,779
Corporate expenses	5,989	5,427
Net foreign currency exchange gains	(4,869)	(42)
Interest expense	4,750	5,455
Total expenses	242,316	258,652

Income before income tax expense	110,663	77,097

Income tax expense	5,492	4,264

Net income	105,171	72,833

Preferred dividends	2,602	2,602

Net income attributable to common shareholders	$102,569	$70,231

Basic
Weighted average common shares outstanding	52,104	59,718
Basic earnings per common share	$1.97	$1.18

Diluted
Adjusted weighted average common shares outstanding	59,874	67,257
Diluted earnings per common share	$1.76	$1.08

Comprehensive income
Net income	$105,171	$72,833
Other comprehensive income (loss), net of deferred taxes	(4,121)	9,385
Comprehensive income	$101,050	$82,218

Platinum Underwriters Holdings, Ltd.
Consolidated Statements of Operations and Comprehensive Income - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Revenue
Net premiums earned	$301,851	302,012	290,310	295,918	$284,848
Net investment income	49,062	53,556	54,283	54,684	51,699
Net realized gains (losses) on investments	45	(94)	(864)	(1,639)	(18)
Other income (expense)	2,021	(2,142)	(659)	(2,206)	(780)
Total revenue	352,979	353,332	343,070	346,757	335,749

Expenses
Net losses and LAE	160,203	145,220	163,923	164,431	181,913
Net acquisition expenses	60,542	63,938	51,445	56,827	48,120
Other underwriting expenses	15,701	18,159	20,757	17,617	17,779
Corporate expenses	5,989	7,959	7,404	8,491	5,427
Net foreign currency exchange (gains) losses	(4,869)	112	(1,429)	(1,416)	(42)
Interest expense	4,750	5,102	5,457	5,456	5,455
Total expenses	242,316	240,490	247,557	251,406	258,652
Income before income tax expense	110,663	112,842	95,513	95,351	77,097
Income tax expense	5,492	10,650	4,210	4,701	4,264
Net income	105,171	102,192	91,303	90,650	72,833
Preferred dividends	2,602	2,602	2,602	2,602	2,602
Net income attributable to common shareholders	$102,569	99,590	88,701	88,048	$70,231

Basic
Weighted average common shares outstanding	52,104	55,838	58,946	60,061	59,718
Basic earnings per common share	$1.97	1.78	1.50	1.47	$1.18

Diluted
Adjusted weighted average common shares outstanding	59,874	63,761	66,710	67,857	67,257
Diluted earnings per common share	$1.76	1.60	1.37	1.34	$1.08

Comprehensive income
Net income	$105,171	102,192	91,303	90,650	$72,833
Other comprehensive income (loss), net of deferred taxes	(4,121)	19,772	23,719	(32,926)	9,385
Comprehensive income	$101,050	121,964	115,022	57,724	$82,218

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - Summary
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2008	March 31, 2007
Earnings
Basic
Net income attributable to common shareholders	$102,569	$70,231

Diluted
Net income attributable to common shareholders	102,569	70,231
Effect of dilutive securities:
Preferred share dividends	2,602	2,602
Adjusted net income for diluted earnings per share	$105,171	$72,833

Common Shares
Basic
Weighted average common shares outstanding	52,104	59,718

Diluted
Weighted average common shares outstanding	52,104	59,718
Effect of dilutive securities:
Conversion of preferred shares	5,108	5,574
Common share options	2,364	1,816
Restricted common shares and common share units	298	149
Adjusted weighted average common shares outstanding	59,874	67,257

Earnings Per Common Share
Basic earnings per common share	$1.97	$1.18

Diluted earnings per common share	$1.76	$1.08

Platinum Underwriters Holdings, Ltd.
Computation of Basic and Diluted Earnings Per Common Share - by Quarter
(amounts in thousands, except per share amounts)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Earnings
Basic
Net income attributable to common shareholders	$102,569	99,590	88,701	88,048	$70,231

Diluted
Net income attributable to common shareholders	102,569	99,590	88,701	88,048	70,231
Effect of dilutive securities:
Preferred share dividends	2,602	2,602	2,602	2,602	2,602
Adjusted net income for diluted earnings per share	$105,171	102,192	91,303	90,650	$72,833

Common Shares
Basic
Weighted average common shares outstanding	52,104	55,838	58,946	60,061	59,718

Diluted
Weighted average common shares outstanding	52,104	55,838	58,946	60,061	59,718
Effect of dilutive securities:
Conversion of preferred shares	5,108	4,825	5,053	5,086	5,574
Common share options	2,364	2,817	2,461	2,526	1,816
Restricted common shares and common share units	298	281	250	184	149
Adjusted weighted average common shares outstanding	59,874	63,761	66,710	67,857	67,257

Earnings Per Common Share
Basic earnings per common share	$1.97	1.78	1.50	1.47	$1.18

Diluted earnings per common share	$1.76	1.60	1.37	1.34	$1.08

Platinum Underwriters Holdings, Ltd.
Fully Converted Book Value Per Common Share
March 31, 2008

	Conversion		Conversion
	Multiple /		Amount	Shares		Book Value Per
	Strike Price		($000)	(000)		Common Share

Total shareholders' equity as of March 31, 2008			$ 1,929,108
Equity from issuance of preferred shares			(167,509)
Book value per common share			$ 1,761,599	48,924	(a)	$ 36.01

Preferred shares:
Conversion of preferred shares to common shares	0.9070		167,509	5,215	(b)	(0.35)

Common share options:
The Travelers Companies, Inc.	27.00		-	1,051		(0.64)
Renaissance Re Holdings, Ltd.	27.00		-	438		(0.27)

Management and directors' options	24.26	(c)	57,170	2,357	(d)	(0.47)

Directors' and officers' restricted common share units			-	767		(0.47)

Fully converted book value per common share as of March 31, 2008			$ 1,986,278	58,752		$ 33.81

(a) As of March 31, 2008 there were 48,923,952 common shares issued and outstanding.  Included in this number were 50,732 of restricted common shares issued but unvested.
(b) On February 15, 2009, the mandatory conversion date of the preferred shares, each preferred share will automatically convert into a number of common shares based on the volume-weighted average price per common share for the 20 consecutive trading days ending on the third trading day prior to February 15, 2009.  The fully converted book value above has been calculated on this basis assuming a conversion date of March 31, 2008.  However, if any preferred shares are actually tendered for conversion prior to the mandatory conversion date, such shares will convert to common shares at a rate of 0.7874.  If the conversion rate of 0.7874  had been used above, the number of common shares issued in conversion would be 4,528,000.
(c) Weighted average strike price of options with a price below $32.46, the closing share price at March 31, 2008.
(d) Excludes 901,655 options with a strike price above $32.46, and a weighted average strike price of $34.19.

See Note on Non-GAAP Financial Measures on page 1.

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - Summary
($ in thousands)

	Three Months Ended
	March 31, 2008	March 31, 2007

Net cash provided by operating activities	$104,834	$119,546

Net cash provided by (used in) investing activities	27,928	(163,153)

Net cash used in financing activities	(174,697)	(4,393)

Net decrease in cash and cash equivalents	$(41,935)	$(48,000)

Platinum Underwriters Holdings, Ltd.
Condensed Statements of Cash Flows - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Net cash provided by operating activities	$104,834	99,747	130,349	93,920	$119,546

Net cash provided by (used in) investing activities	27,928	377,730	(175,487)	31,092	(163,153)

Net cash used in financing activities	(174,697)	(172,728)	(105,807)	(6,189)	(4,393)

Net increase (decrease) in cash and cash equivalents	$(41,935)	304,749	(150,945)	118,823	$(48,000)

Platinum Underwriters Holdings, Ltd.
Segment Reporting - Three Month Summary
($ in thousands)

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Net premiums written	$168,817	125,576	1,878	$296,271	$137,654	152,183	9,080	$298,917

Net premiums earned	153,390	147,495	966	301,851	119,710	154,019	11,119	284,848

Net losses and LAE	62,039	99,393	(1,229)	160,203	62,627	112,382	6,904	181,913
Net acquisition expenses	20,654	37,488	2,400	60,542	15,935	32,035	150	48,120
Other underwriting expenses	8,596	6,795	310	15,701	10,028	6,717	1,034	17,779
Total underwriting expenses	91,289	143,676	1,481	236,446	88,590	151,134	8,088	247,812

Segment underwriting income (loss)	$62,101	3,819	(515)	65,405	$31,120	2,885	3,031	37,036

Net investment income				49,062				51,699
Net realized gains (losses) on investments				45				(18)
Net foreign currency exchange gains				4,869				42
Other income (expense)				2,021				(780)
Corporate expenses not allocated to segments				(5,989)				(5,427)
Interest expense				(4,750)				(5,455)
Income before income tax expense				$110,663				$77,097

GAAP underwriting ratios:
Loss and LAE	40.4%	67.4%	(127.2%)	53.1%	52.3%	73.0%	62.1%	63.9%
Acquisition expense	13.5%	25.4%	248.4%	20.1%	13.3%	20.8%	1.3%	16.9%
Other underwriting expense	5.6%	4.6%	32.1%	5.2%	8.4%	4.4%	9.3%	6.2%
Combined	59.5%	97.4%	153.3%	78.4%	74.0%	98.2%	72.7%	87.0%

Statutory underwriting ratios:
Loss and LAE	40.4%	67.4%	(127.2%)	53.1%	52.3%	73.0%	62.1%	63.9%
Acquisition expense	13.2%	26.2%	140.7%	19.5%	12.9%	21.0%	2.8%	16.7%
Other underwriting expense	5.1%	5.4%	16.5%	5.3%	7.3%	4.4%	11.4%	5.9%
Combined	58.7%	99.0%	30.0%	77.9%	72.5%	98.4%	76.3%	86.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Property and Marine Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Net premiums written	$168,817	105,581	142,549	119,226	$137,654

Net premiums earned	153,390	129,065	128,380	125,136	119,710

Net losses and LAE	62,039	46,133	43,396	43,242	62,627
Net acquisition expenses	20,654	17,603	18,549	16,264	15,935
Other underwriting expenses	8,596	9,726	12,086	10,582	10,028
Total underwriting expenses	91,289	73,462	74,031	70,088	88,590

Segment underwriting income	$62,101	55,603	54,349	55,048	$31,120

GAAP underwriting ratios:
Loss and LAE	40.4%	35.7%	33.8%	34.6%	52.3%
Acquisition expense	13.5%	13.6%	14.4%	13.0%	13.3%
Other underwriting expense	5.6%	7.5%	9.4%	8.5%	8.4%
Combined	59.5%	56.8%	57.6%	56.1%	74.0%

Statutory underwriting ratios:
Loss and LAE	40.4%	35.7%	33.8%	34.6%	52.3%
Acquisition expense	13.2%	13.4%	14.2%	14.1%	12.9%
Other underwriting expense	5.1%	9.2%	8.5%	8.9%	7.3%
Combined	58.7%	58.3%	56.5%	57.6%	72.5%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Casualty Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Net premiums written	$125,576	128,660	141,214	162,548	$152,183

Net premiums earned	147,495	166,054	153,938	163,845	154,019

Net losses and LAE	99,393	103,961	110,365	117,993	112,382
Net acquisition expenses	37,488	40,470	33,403	40,061	32,035
Other underwriting expenses	6,795	7,731	8,304	6,442	6,717
Total underwriting expenses	143,676	152,162	152,072	164,496	151,134

Segment underwriting income (loss)	$3,819	13,892	1,866	(651)	$2,885

GAAP underwriting ratios:
Loss and LAE	67.4%	62.6%	71.7%	72.0%	73.0%
Acquisition expense	25.4%	24.4%	21.7%	24.5%	20.8%
Other underwriting expense	4.6%	4.7%	5.4%	3.9%	4.4%
Combined	97.4%	91.7%	98.8%	100.4%	98.2%

Statutory underwriting ratios:
Loss and LAE	67.4%	62.6%	71.7%	72.0%	73.0%
Acquisition expense	26.2%	24.7%	21.9%	23.3%	21.0%
Other underwriting expense	5.4%	6.0%	5.9%	4.0%	4.4%
Combined	99.0%	93.3%	99.5%	99.3%	98.4%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Finite Risk Segment - by Quarter
($ in thousands)

	Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Net premiums written	$1,878	6,794	8,369	5,949	$9,080

Net premiums earned	966	6,893	7,992	6,937	11,119

Net losses and LAE	(1,229)	(4,874)	10,162	3,196	6,904
Net acquisition expenses	2,400	5,865	(507)	502	150
Other underwriting expenses	310	702	367	593	1,034
Total underwriting expenses	1,481	1,693	10,022	4,291	8,088

Segment underwriting income (loss)	$(515)	5,200	(2,030)	2,646	$3,031

GAAP underwriting ratios:
Loss and LAE	(127.2%)	(70.7%)	127.2%	46.1%	62.1%
Acquisition expense	248.4%	85.1%	(6.3%)	7.2%	1.3%
Other underwriting expense	32.1%	10.2%	4.6%	8.5%	9.3%
Combined	153.3%	24.6%	125.5%	61.8%	72.7%

Statutory underwriting ratios:
Loss and LAE	(127.2%)	(70.7%)	127.2%	46.1%	62.1%
Acquisition expense	140.7%	86.0%	(5.0%)	11.2%	2.8%
Other underwriting expense	16.5%	10.3%	4.4%	10.0%	11.4%
Combined	30.0%	25.6%	126.6%	67.3%	76.3%

See Note on Non-GAAP Financial Measures on page 1.

The GAAP underwriting ratios are calculated by dividing each item above by net premiums earned.
The Statutory underwriting ratios are based on statutory accounting principles and are calculated as follows:
 (1) Net losses & LAE are divided by net premiums earned;
 (2) Net acquisition expenses are divided by net premiums written and exclude changes in deferred acquisition costs; and
 (3) Other underwriting expenses are divided by net premiums written.

Platinum Underwriters Holdings, Ltd.
Net Premiums Written - Supplemental Information
($ in thousands)

	Three Months Ended
	March 31, 2008	March 31, 2007

Property and Marine
Excess-of-loss	$124,575	$118,748
Proportional	44,242	18,906
Subtotal Property and Marine	168,817	137,654

Casualty
Excess-of-loss	109,048	135,029
Proportional	16,528	17,154
Subtotal Casualty	125,576	152,183

Finite Risk
Excess-of-loss	365	6,700
Proportional	1,513	2,380
Subtotal Finite Risk	1,878	9,080

Combined Segments
Excess-of-loss	233,988	260,477
Proportional	62,283	38,440
Total	$296,271	$298,917

	Three Months Ended
	March 31, 2008	March 31, 2007
Property and Marine
United States	$100,477	$75,459
International	68,340	62,195
Subtotal Property and Marine	168,817	137,654

Casualty
United States	109,605	130,227
International	15,971	21,956
Subtotal Casualty	125,576	152,183

Finite Risk
United States	1,934	8,986
International	(56)	94
Subtotal Finite Risk	1,878	9,080

Combined Segments
United States	212,016	214,672
International	84,255	84,245
Total	$296,271	$298,917

Platinum Underwriters Holdings, Ltd.
Premiums by Line of Business
($ in thousands)

	Three Months Ended March 31, 2008			Three Months Ended March 31, 2007
	Gross	Net	Net	Gross	Net	Net
	Premiums	Premiums	Premiums	Premiums	Premiums	Premiums
	Written	Written	Earned	Written	Written	Earned

Property and Marine
North American Property Proportional	$5,173	5,173	5,607	7,944	7,944	$7,578
North American Property Catastrophe	39,730	39,725	36,295	39,077	36,053	31,693
North American Property Risk	26,259	24,273	24,619	21,836	19,774	19,227
Other Property	31,508	31,508	30,740	11,688	11,688	10,280
Marine / Aviation Proportional	4,194	4,194	3,182	2,962	2,962	1,344
Marine / Aviation Excess	12,594	12,588	12,472	6,981	6,980	6,618
International Property Proportional	10,631	10,631	9,927	10,776	10,776	10,674
International Property Catastrophe	37,055	34,969	26,259	37,536	36,486	27,801
International Property Risk	5,756	5,756	4,289	4,991	4,991	4,495
Subtotal	172,900	168,817	153,390	143,791	137,654	119,710

Casualty
Clash	5,298	5,298	5,319	6,538	6,538	6,352
1st Dollar GL	5,456	5,456	5,436	1,016	1,016	5,857
1st Dollar Other	1,171	1,171	1,069	1,273	1,273	1,234
Casualty Excess	86,796	86,796	110,764	104,060	104,060	106,384
Accident & Health	8,951	8,951	8,418	15,209	15,182	12,964
International Casualty	8,537	8,537	9,042	12,079	12,079	11,655
International Motor	712	712	587	1,116	1,120	975
Financial Lines	8,655	8,655	6,860	10,915	10,915	8,598
Subtotal	125,576	125,576	147,495	152,206	152,183	154,019

Finite Risk
Finite Property	(56)	(56)	(56)	(2,100)	(158)	(158)
Finite Casualty	1,934	1,934	1,022	9,238	9,238	11,277
Subtotal	1,878	1,878	966	7,138	9,080	11,119

Total	$300,354	296,271	301,851	303,135	298,917	$284,848

Platinum Underwriters Holdings, Ltd.
Key Ratios, Share Data, Ratings

	As of and for the Three Months Ended
	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007

Key Ratios

Combined ratio (%)	78.4%	75.3%	81.3%	80.8%	87.0%

Invested assets to shareholders' equity ratio	2.27:1	2.23:1	2.20:1	2.22:1	2.26:1

Debt to total capital (%)	11.5%	11.1%	12.8%	12.8%	13.1%

Net premiums written (annualized) to shareholders' equity	0.61	0.48	0.58	0.58	0.62

Share Data
Book value per common share (a)	$36.01	$34.04	$32.09	$30.35	$29.58

Common shares outstanding (000's)	48,924	53,780	57,211	60,077	59,826

Market Price Per Common Share
High	$36.60	$38.07	$36.39	$35.71	$32.76
Low	31.70	33.90	31.02	31.63	29.81
Close	$32.46	$35.56	$35.96	$34.75	$32.08

Industry Ratings
Financial Strength Rating
A.M. Best Company, Inc.	A	A	A	A	A
Counterparty Credit Ratings (senior unsecured)
A.M. Best Company, Inc.	bbb	bbb	bbb	bbb	bbb
Standard & Poor's Ratings Services	BBB	BBB	BBB	BBB	BBB

Supplemental Data
Total employees	155	154	155	153	155

See Note on Non-GAAP Financial Measures on page 1.

(a) Book value per common share is determined by dividing shareholders' equity, excluding capital attributable to preferred shares, by actual common shares outstanding including unvested restricted common shares.  Unvested restricted common shares were as follows: March 31, 2008 - 50,732; December 31, 2007 - 55,910; September 30, 2007 - 62,053; June 30, 2007 - 81,759; March 31, 2007 - 81,759

Platinum Underwriters Holdings, Ltd.
Investment Portfolio
($ in thousands)
	March 31, 2008		December 31, 2007
	Fair Market	Weighted Average	Fair Market	Weighted Average
	Value	Book Yield	Value	Book Yield

Securities
U.S. Government	$82,593	4.5%	$96,753	4.6%
Corporate bonds	1,192,681	4.8%	1,419,233	4.8%
Mortgage-backed and asset-backed securities	1,403,483	5.1%	1,388,242	5.2%
Municipal bonds	362,042	3.8%	282,961	3.3%
Foreign governments and states	164,401	4.3%	174,552	4.2%
Total Fixed Maturities	3,205,200	4.8%	3,361,741	4.8%
Preferred Stocks	10,066	6.8%	9,607	6.8%
Total	$3,215,266	4.8%	$3,371,348	4.8%

	March 31, 2008		December 31, 2007
	Amount	% of Total	Amount	% of Total
Credit Quality of Investment Grades*
Aaa	$2,204,349	68.6%	$2,347,539	69.6%
Aa	511,192	15.9%	503,698	14.9%
A	377,705	11.7%	393,104	11.7%
Baa	122,020	3.8%	127,007	3.8%
Total	$3,215,266	100.0%	$3,371,348	100.0%

Credit Quality
Weighted average credit quality	Aa1		Aa1

* Rated using external rating agencies (primarily Moody's).
(Aaa-Best Quality; Aa-High Quality; A-Upper to Medium Quality, Baa - Investment Grade)

Platinum Underwriters Holdings, Ltd.
Net Realized Gains (Losses) on Investments - by Country
($ in thousands)

	Three Months Ended
	March 31, 2008	March 31, 2007

Net Realized Capital Gains (Losses)
United States	$29	$-
United Kingdom	-	-
Bermuda	16	(18)
Total	$45	$(18)

Platinum Underwriters Holdings, Ltd.
Analysis of Losses and LAE
($ in thousands)

	Analysis of Losses and LAE
	Three Months Ended March 31, 2008 (a)				Twelve Months Ended December 31, 2007 (b)
	Gross	Ceded	Net	Paid to Incurred %	Gross	Ceded	Net	Paid to Incurred %

Paid losses and LAE	$121,208	3,932	$117,276	73.2%	$667,180	15,167	$652,013	99.5%
Change in unpaid losses and LAE	40,333	(2,594)	42,927		(20,188)	(23,662)	3,474
Losses and LAE incurred	$161,541	1,338	$160,203		$646,992	(8,495)	$655,487

	Analysis of Unpaid Losses and LAE

	As of March 31, 2008				As of December 31, 2007
	Gross	Ceded	Net	%	Gross	Ceded	Net	%

Outstanding losses and LAE	$674,476	11,085	$663,391	27.7%	$660,584	13,745	$646,839	27.6%
Incurred but not reported	1,735,751	5,274	1,730,477	72.3%	1,700,454	5,108	1,695,346	72.4%
Unpaid losses and LAE	$2,410,227	16,359	$2,393,868	100.0%	$2,361,038	18,853	$2,342,185	100.0%

(a) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $ 8,857 and $ 100, respectively

(b) Gross and ceded losses and LAE incurred includes effects of foreign currency exchange rate movements of $12,743 and $259, respectively

Platinum Underwriters Holdings, Ltd.
Summary of Favorable (Unfavorable) Development of Losses and Related Premiums & Commissions
($ in thousands)

	Three Months Ended March 31, 2008				Three Months Ended March 31, 2007
	Property and Marine	Casualty	Finite Risk	Total	Property and Marine	Casualty	Finite Risk	Total

Non-Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	$10,300	12,103	1,767	24,170	1,068	1,397	865	$3,330
Net premium adjustments related to loss development	6,253	29	-	6,282	-	-	-	-
Net commission adjustments related to loss development	(170)	(3,418)	(1,980)	(5,568)	216	2,190	(297)	2,109
Net favorable (unfavorable) development	16,383	8,714	(213)	24,884	1,284	3,587	568	5,439

Catastrophe Favorable (Unfavorable) Development
Net loss development related to prior years	4,931	(15)	-	4,916	7,127	-	2,120	9,247
Net premium adjustments related to loss development	(345)	-	-	(345)	(590)	-	(201)	(791)
Net commission adjustments related to loss development	-	-	-	-	-	-	-	-
Net favorable (unfavorable) development	4,586	(15)	-	4,571	6,537	-	1,919	8,456

Total net favorable (unfavorable) development	$20,969	8,699	(213)	29,455	7,821	3,587	2,487	$13,895

Platinum Underwriters Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses
As of March 31, 2008
($ in millions)

Estimated Probable Maximum Losses by Zone and Peril

		20 Year Return Period			100 Year Return Period		250 Year Return Period
Zones	Perils	Estimated Gross Loss		Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss	Estimated Gross Loss	Estimated Net Loss

United States / Caribbean	Hurricane	$214		213	418	387	488	$469
United States	Earthquake	118		118	344	304	434	410
Pan-European	Windstorm	182		177	386	344	452	409
Japan	Earthquake	15		15	144	144	312	312
Japan	Typhoon	$4		4	100	100	154	$154

Indicative Catastrophe Scenarios

Catastrophe Scenarios		Estimated Company Net Loss Interquartile Range

Category 3 U.S. / Caribbean Hurricane		$14	-	45
Category 4 U.S. / Caribbean Hurricane		24	-	123
Magnitude 6.9 California Earthquake		1	-	20
Magnitude 7.5 California Earthquake		$4	-	98

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company.  These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions.  These estimates do not include any losses that may be expected to arise from the Company’s casualty portfolio as a result of such catastrophes.  Return period refers to the frequency with which losses of a given amount or greater are expected to occur.

Gross loss estimates are before income tax and net of reinstatement premiums.  Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries.  Ranges shown for indicative catastrophe scenarios are interquartile reflecting the middle 50% of indications.  That is, 25% of indications fall below the low end of a given range and 25% of indications fall above the high end of that range.  Thus, an actual event may produce losses that fall materially outside the indicated ranges.

The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies.  These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above.  In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses.  Such estimates, therefore, should not be considered as a representation of actual losses.  Investors should not rely on the foregoing information when considering investment in the Company.  The Company undertakes no duty to update or revise such information to reflect the occurrence of future events.